                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

  CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE
                                   ACT OF 1934

                                January 21, 2000
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                Date of Report (Date of earliest event reported)

                                 QRS CORPORATION
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             (Exact name of registrant as specified in its charter)

              DELAWARE                     0-21958              68-0102251
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 (State or other jurisdiction of   (Commission File Number)   (I.R.S Employer
         of incorporation)                                   Identification No.)

                1400 Marina Way South, Richmond, California 94804
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          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (510) 215-5000
                                                          ---------------

                                 NOT APPLICABLE
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          Former name or former address, if changed since last report)

The Registrant hereby amends and restates its Report on Form 8-K filed with the Securities and Exchange Commission on January 28, 2000, reporting the acquisition by Registrant of all the outstanding common stock of Image Info Inc., a New York corporation, as set forth in the pages attached hereto:


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On January 21, 2000, Image Info Inc. ("Image Info"), a New York corporation merged with and into WS Acquisition Corp. ("Merger Sub"), a New York corporation and a wholly-owned subsidiary of QRS Corporation ("QRS"), pursuant to an Agreement and Plan of Merger (the "Agreement"), dated January 16, 2000, among QRS, Merger Sub and Image Info. A copy of the Agreement has previously been filed with the Securities and Exchange Commission and is here by incorporated by reference.

Pursuant to the Agreement, the outstanding capital stock of Image Info was converted into the right to receive 440,913 shares of Common Stock of QRS and $5,000,000 in cash. In addition, the former shareholders of Image Info shall receive an aggregate additional payment of $2,500,000 in 2001 and 2002 if the revenue of the business of Image Info exceeds certain agreed upon amounts in 2000 or 2001. The amount of such consideration was determined based upon arm's-length negotiations between QRS and Image Info. As a result of the merger, Merger Sub will pay bonuses to employees of Image Info in the aggregate of approximately $1,431,500. The acquisition is being accounted for as a purchase transaction.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                                      INDEX


(a)  Financial Statements of Business Acquired.................  Exhibit 99.1
(b)  Pro Forma Financial Information...........................  Exhibit 99.2
(c)  Exhibits:



     EXHIBIT NUMBER                 DESCRIPTION
     --------------                 -----------
     23.1                           Consent of Goldstein Golub Kessler LLP
     99.1                           Financial Statements of Business Acquired
     99.2                           Pro Forma Financial Information


                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     QRS CORPORATION

Date:  March 27, 2000                /s/ Peter Papano
                                     ------------------------------------------
                                     Peter Papano
                                     Chief Financial Officer and Secretary


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